Exhibit 3.5

STATE OF NEVADA
ROSS MILLER Secretary of State		SCOTT W. ANDERSON Deputy Secretary for Commercial Recordings

OFFICE OF THE

SECRETARY OF STATE

Certified Copy

September 4, 2014

Job Number:	C20140904-0889
Reference Number:	00004385116-78
Expedite:
Through Date:

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State’s Office, Commercial Recordings Division listed on the attached report.

Document Number(s)	Description	Number of Pages
C528-1968-001	Articles of Incorporation	4 Pages/1 Copies
C528-1968-003	Amendment	4 Pages/1 Copies
C528-1968-004	Miscellaneous	5 Pages/1 Copies
C528-1968-007	Amendment	12 Pages/1 Copies
C528-1968-011	Miscellaneous	2 Pages/1 Copies
C528-1968-012	Amendment	1 Pages/1 Copies
20100712957-84	Amendment	2 Pages/1 Copies
C528-1968-013	Amendment	1 Pages/1 Copies
20080040733-87	Amendment	1 Pages/1 Copies
20100947881-40	Convert In	3 Pages/1 Copies
20100947882-51	Articles of Organization	1 Pages/1 Copies
20120102153-77	Amendment	2 Pages/1 Copies
20130666421-81	Merge In	6 Pages/1 Copies
20130666425-25	Merge In	6 Pages/1 Copies

Commercial Recording Division

202 N. Carson Street

Carson City, Nevada 89701-4069

Telephone (775) 684-5708

Fax (775) 684-7138

Respectfully, /s/ ROSS MILLER ROSS MILLER Secretary of State

Certified By: Heather Christensen
Certificate Number: C20140904-0889
You may verify this certificate online at http://www.nvsos.gov/

ARTICLES OF INCORPORATION

OF

RIVERBOAT MOTEL, INC.

FILED AT THE REQUEST OF

NORMAN B. JENSON

120 EAST FLAMINGO ROAD

LAS VEGAS, NEVADA

March 21, 1968
(DATE)

/S/ JOHN KOONTZ
JOHN KOONTZ, SECRETARY OF STATE

(BY) DEPUTY SECRETARY OF STATE

NO 528-68

FILING FEE $25.00

ARTICLES OF INCORPORATION

OF

RIVERBOAT MOTEL, INC.

KNOW ALL MEN BY THESE PRESENTS:

That we, the undersigned, have this day voluntarily associated ourselves together for the purpose of forming a corporation under the laws of the State of Nevada, and we hereby state and certify;

FIRST: That the name of said corporation is:

RIVERBOAT MOTEL, INC.

SECOND: That the location of the principal office of this corporation, within the State of Nevada, is at 120 East Flamingo Road, Suite 140, in the City of Las Vegas, County of Clark, State of Nevada, and that the resident agent in charge thereof is NORMAN B. JENSON.

THIRD: That the purpose of which said corporation is formed, and the nature of the objects proposed to be transacted and carried on by it are:

(a) To engage in any and all lawful activities.

FOURTH: The amount of the total authorized capital stock of this corporation shall be 100 shares without par value. All of said stock shall carry full voting power and the said shares shall be issued fully paid at such times as the Board of Directors may designate in exchange for cash, property or services, the stock of other corporations or other values, rights or things, and the judgment of the Board of Directors as to the value thereof shall be conclusive.

FIFTH: The members of the governing board shall be styled “DIRECTORS” and the first Board of Directors shall consist of not less than three, nor more than fifteen, and the names and addresses of the first Board of Directors and each of the incorporators signing these articles shall be, and are, as follows:

NAME	POST OFFICE ADDRESS

Norman B. Jenson	120 East Flamingo Road, Suite 140 Las Vegas, Nevada 89109

Carreen Murphy	511 East Sahara, Apt. E-205 Las Vegas, Nevada

Mary J. Bishop	120 East Flamingo Road, Suite 140 Las Vegas, Nevada 89109

The number of directors of this corporation may, from time to time, be increased or decreased, provided the number shall not be reduced to less than three, by an amendment by the By-Laws in that regard and without the necessity of amending these Articles of Incorporation.

SIXTH: The capital stock, after the amount of the subscription price is paid in, shall be and remain nonassessable. The private property of the stockholders shall not be liable for the debts or liabilities of the corporation.

SEVENTH: The corporation shall have perpetual existence.

IN WITNESS WHEREOF, the undersigned incorporators have executed these Articles of Incorporation this 20th day of March 1968.

/s/ NORMAN B. JENSON
NORMAN B. JENSON

/s/ CARREEN MURPHY
CARREEN MURPHY

/s/ MARY J. BISHOP
MARY J. BISHOP

STATE OF NEVADA	)
	)	SS
COUNTY OF CLARK	)

Before me, the undersigned, a Notary Public in and for Clark County, Nevada, personally appeared NORMAN B. JENSON, CARREEN MURPHY, and MARY J. BISHOP, known to me to be the persons described in the foregoing instrument and who executed the same freely and voluntarily and for the uses and purposes therein mentioned.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the official seal of my office this 20th day of March, 1968.

/S/ DOROTHY L. BLINK

CERTIFICATE OF AMENDMENT TO

ARTICLES OF INCORPORATION

OF

RIVERBOAT MOTEL, INC.

FILED AT THE REQUEST OF

Norman B. Jenson

Attorney at Law
Suite 100

120 East Flamingo
Las Vegas, Nevada 89109

May 22, 1972
(DATE)

/s/ JOHN KOONTZ
JOHN KOONTZ, SECRETARY OF STATE

(BY) DEPUTY SECRETARY OF STATE

No 528-68

FILING FEE $ 50.00

CERTIFICATE OF AMENDMENT

OF

ARTICLES OF INCORPORATION OF

RIVERBOAT MOTEL, INC.

KNOW ALL MEN BY THESE PRESENTS:

That we, the undersigned, being two-thirds of the original incorporators of RIVERBOAT MOTEL, INC., pursuant to NEVADA REVISED STATUTES 78.380, desire to amend the Articles of Incorporation of said corporation in the manner following:

I

That Paragraph FIRST of said Articles of Incorporation which reads as follows:

“That the name of said corporation is RIVERBOAT MOTEL, INC.”

be changed to read as follows:

“That the name of said corporation is RIVER BOAT CASINO, INC.”

II

That Paragraph FOURTH of said Articles of Incorporation which reads as follows:

“The amount of the total authorized capital stock of this corporation shall be 100 shares without par value. All of said stock shall carry full voting power and the said shares shall be issued fully paid at such times as the Board of Directors may designate in exchange for cash, property or services, the stock of other corporations or other values, rights or things, and the judgment of the Board of Directors as to the value thereof shall be conclusive.”

be changed to read as follows:

“The amount of the total authorized capital shall be $100,000.00 divided into 100,000 shares of the par value of $1.00 per share. All of said stock shall carry full voting power and the said shares shall be issued fully paid at such times as the Board of Directors may designate in exchange for cash, property or services, the stock of other corporations or other values, rights or things, and the judgment of the Board of Directors as to the value thereof shall be conclusive.”

III

That the original Articles of Incorporation of RIVERBOAT MOTEL, INC. were filed with the Secretary of State on the 21st day of March, 1968 and with the County Clerk of Clark County, Nevada on July 29, 1968.

IV

That no part of the capital of said corporation has been paid.

IN WITNESS WHEREOF, the undersigned Incorporators have executed this Certificate of Amendment this 18th day of May, 1972.

/s/ NORMAN B. JENSON
NORMAN B. JENSON

/s/ CARREEN MURPHY
CARREEN MURPHY

STATE OF NEVADA	)
: ss.:
COUNTY OF CLARK	)

On this 18th day of May, 1972, before me, a Notary Public in and for said County and State, personally appeared NORMAN B. JENSON and CARREEN MURPHY, known to me to be two-thirds of the original Incorporators of RIVERBOAT MOTEL, INC. and known to me to be the persons described in and who executed the above and foregoing Certificate of Amendment to said Articles of Incorporation and who acknowledged to me that they executed the same freely and voluntarily and for the uses and purposes therein mentioned.

/s/ Arlene D. Caine
NOTARY PUBLIC in and for said
County and State

CERTIFICATE OF AMENDMENT OF

ARTICLES OF INCORPORATION

OF

RIVER BOAT CASINO, INC.

FILED AT THE REQUEST OF

McDONALD, CARANO & WILSON

60 Court Street Reno, Nevada 89505

June 26, 1973
(DATE)

/s/ WM. D. SWACKHAMER
WM. D. SWACKHAMER, SECRETARY OF STATE

(BY) DEPUTY SECRETARY OF STATE

No	528-68

FILING FEE $	20.00

CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION

OF

RIVER BOAT CASINO, INC.

R E S O L U T I O N

RESOLVED: That there shall be added to Article Third as follows:

“Which shall include the conducting of gaming in the State of Nevada in accordance with the laws of the State of Nevada and the United States of America”.

RESOLVED: That Article Sixth of the Articles of Incorporation shall be amended by adding thereto the following:

“No public offering of any stock of security of this corporation may be made unless such public offering has been duly registered by the Nevada Gaming Commission.

“The sale, assignment, transfer, pledge, or other disposition of any stock of security issued by this corporation, if it holds a Nevada State gaming license, shall be ineffective unless duly registered with the Nevada Gaming Commission, provided that, if a public offering of such stock or security has been duly registered by the Nevada Gaming Commission, such registration shall be deemed to extend to all subsequent disposition of such stock or security, and no further registration with the commission shall be required in connection with any such subsequent disposition, subject, however, to the provisions of the following two paragraphs:

“If, at any time, the Nevada Gaming Commission finds that any individual owner of any stock or security of this corporation is unsuitable to continue as a gaming licensee in this state, such owner shall immediately offer such security and/or stock, to this corporation for purchase.

“If this corporation does not purchase any such stock or security, the owner may offer it to other purchasers, subject to prior approval by the Nevada Gaming Commission that may be required or provided by the laws of the State of Nevada, and regulations pursuant thereto.”

C E R T I F I C A T I O N

STATE OF NEVADA	)
ss.
COUNTY OF CLARK	)

We, Robert L. McDonald and Norman B. Jenson, do hereby certify that we are the duly elected, qualified and acting President and Secretary, respectively, of RIVER BOAT CASINO, INC., a Nevada corporation; that the within and foregoing Resolution is a true, correct and complete copy of a Resolution duly and regularly adopted by a majority of the stockholders of RIVER BOAT CASINO, INC. by the written consent of stockholders holding at least a majority of the voting power of said corporation, which written, consent was secured pursuant to the following Resolution, duly and regularly adopted by the full Board of Directors of said corporation, at a meeting of said Board of Directors held at the company offices on the 29th day of September, 1972.

“RESOLVED: That there shall be added to Article Third as follows:

“Which shall include the conducting of gaming in the State of Nevada in accordance with the laws of the State of Nevada and the United States of America”.

“RESOLVED: That Article Sixth of the Articles of Incorporation shall be amended by adding thereto the following:

“No public offering of any stock or security of this corporation may be made unless such public offering has been duly registered by the Nevada Gaming Commission.

“The sale, assignment, transfer, pledge, or other disposition of any stock or security issued by this corporation, if it holds a Nevada State Gaming license, shall be ineffective unless duly registered with the Nevada Gaming Commission, provided that, if a public offering of such stock or security has been duly registered by the Nevada Gaming Commission, such registration shall be deemed to extend to all subsequent disposition of such stock or security, and no further registration with the commission shall be required in connection with any such subsequent disposition, subject, however, to the provisions of the following two paragraphs:

“If, at any time, the Nevada Gaming Commission finds that any individual owner of any stock or security of this corporation is unsuitable to continue as a gaming licensee in this state, such owner shall immediately offer such security and/or stock to this corporation for purchase.”

“If this corporation, does not purchase any such stock or security, the owner may offer it to other purchasers, subject to prior approval by the Nevada gaming commission that may be required or provided by the laws of the State of Nevada and regulations pursuant thereto.”

That the total outstanding shares of the corporation and entitled to vote is 60,000 shares; that written consent was secured from stockholders owning an aggregate of 60,000 shares; that the total stock represented by the written consent was 100 per cent of the total outstanding stock.

That the Resolution amending the Articles of Incorporation as aforesaid was consented to in writing by stockholders holding in excess of a majority of the voting power of said corporation as required by the Articles of Incorporation, the By-Laws thereof and the Statutes of the State of Nevada; that said Resolution is a true and correct copy of the Resolution as taken from the minutes of said meeting of the Board of Directors, duly compared by the undersigned and certified as such.

DATED this 29th day of September, 1972, at Las Vegas, Nevada.

/s/ ROBERT L. MC DONALD
ROBERT L. MC DONALD, President

/s/ NORMAN B. JENSON
NORMAN B. JENSON, Secretary

STATE OF NEVADA	)
ss.
COUNTY OF CLARK	)

On this 29th day of September, 1972, before me, a Notary Public in and for said County and State, personally appeared ROBERT L. MC DONALD and NORMAN B. JENSON, known to me to be the President and Secretary of RIVER BOAT CASINO, INC.,

a corporation, and the corporation that executed the, foregoing instrument, and upon oath did depose that they, and each of them, are the officers of said corporation as above designated; that they are acquainted with the seal of said corporation and that that seal affixed to said instrument is the corporate seal of said corporation; that the signatures to said instrument were made by officers of said corporation as indicated after said signatures; that said corporation executed the said instrument freely and voluntarily and for the uses and purposes therein mentioned.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal on the day and year [ILLEGIBLE] written.

/s/ BELLE C. JAMES
Notary Public in and for said County and State

BOOK 1112		1071081

	CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION OF RIVER BOAT CASINO, INC.	Filing fee: $20.00 By: Holiday Casino Attn: Bernard D. Christian 3473 Las Vegas Blvd. So. Las Vegas, Nevada 89109

KNOW ALL MEN BY THESE PRESENTS:

That we, the undersigned, being the President and Secretary of RIVER BOAT CASINO, INC., pursuant to NEVADA REVISED STATUTES 78.390, desire to amend the Articles of Incorporation of said corporation, which amendments were adopted at a duly convened meeting of the stockholders held on August 31, 1979, in the manner following:

I

That Article EIGHTH of the said Articles of Incorporation be added to read as follows:

“That any Amendment to these Articles of Incorporation shall require the approval of not less than Sixty-Six and Two-Thirds percent (66-2/3%) in amount of the entire issued and outstanding capital stock of the Company.”

II

That Article NINTH of the said Articles of Incorporation be added to read as follows:

“That any Amendment to the By-Laws of this Company shall require the unanimous approval of the Board of Directors.”

III

That Article TENTH of the said Articles of Incorporation be added to read as follows:

“ (A) Except for the provisions contained in subparagraph (b) of this Article TENTH, any issuance of additional shares of the authorized but unissued common stock of this Company, any exchange

BOOK 1112	1071081

of shares, any stock dividend or any reverse stock split shall require the unanimous vote of all directors then holding office.

(B) In the event that for any six (6) month period the Company experiences “Negative Cash Flow” (hereinafter defined) or suffers net losses from its operations, and the Company is unable to raise the money needed to cure the Negative Cash Flow by means of loans on reasonable terms and on the credit of the Company and/or the credit or guarantee of the Stockholders in proportion to their stock ownership of the Company, then, only under such circumstances, the provisions of paragraph (C) of this Article TENTH shall apply. For purposes of this Article TENTH, the term “Negative Cash Flow” means that in any six (6) month period net income for that period plus depreciation, amortization and deferred income tax expense for that period is less than the sum of (i) the principal repayments of debt due during that period and (ii) any expenditures of that period not reflected in the calculation of net income.

(C) (1) Any stockholder, upon fifteen (15) days’ notice, may call a special stockholders meeting for the purpose of issuing additional shares of stock. At this stockholders meeting the Stockholders may, by vote of the majority of outstanding shares, decide to issue additional stock and any such majority decision shall be the act of the Company without need for action or approval by the Board of Directors of the Company.

(2) In the event that at such stockholders meeting, a resolution for the issuance of additional shares shall receive the approval of at least forty

1071081

percent (40%) of the total shares outstanding but less that a majority, upon the motion of any Stockholder who voted in favor of the resolution, the resolution in question (which resolution shall recite the number of shares to be issued, the price at which they are to be issued and the purpose for which they are to be issued) shall be submitted to arbitration in Las Vegas, Nevada, pursuant to the rules of the American Arbitration Association.

(a) The arbitration panel shall decide only whether or not the resolution in question is necessary to preserve or maintain the business and operations of the Company, and, if it finds the resolution to be so necessary, it shall direct that the resolution be approved by the Stockholders. If the arbitration panel finds the resolution not to be so necessary, it shall direct that the resolution need not be approved by the Stockholders. In the event that the arbitration panel directs that the Stockholders should approve the resolution, the Stockholders shall reconvene within thirty (30) days after the date of the arbitration panel’s decision and vote in favor of the resolution pursuant to the direction of the arbitration panel.

(b) The costs of the arbitration shall be paid in full by the Company, but each participating Stockholder shall bear his, her or its own direct expenses and attorney’s fees.

(c) Any stockholder may initiate this arbitration proceeding only once in any six (6) month period if any only if the circumstances described in paragraph (A) of this Article TENTH have occurred.

(d) Any stockholder may appear at such arbitration

[ILLEGIBLE]

proceeding to present evidence or arguments. The Company itself shall not appear in the arbitration proceeding.

(D) Nothing contained in this Article TENTH shall preclude the call of special and/or regular stockholders meetings in accordance with the applicable provisions of these Articles of Incorporation and/or the By-Laws of the Company.”

That Article ELEVENTH of the said Articles of Incorporation be added to read as follows:

“That at all elections of directors of the Company each holder of stock possessing voting power is entitled to as many votes as equal the number of his shares of stock multiplied by the number of directors to be elected, and that he may cast all of such votes for a single director or may distribute them among the number to be voted for or any two or more of them, as he may see fit.”

V.

That Article TWELFTH of the said Articles of Incorporation be added to read as follows:

“The holders of common shares shall have unqualifed preemptive rights to acquire any shares of the Company hereafter issued or any equity securities exchangeable for or convertible into such shares or any warrants or other instruments evidencing rights or options to subscribe for, purchase, or otherwise acquire such shares. The exceptions to preemptive rights enumerated in Nevada Revised Statutes Section 78.265(2) shall not apply to any issuance or sale by the Company of its shares.”

VI.

That Article THIRTEENTH of the said Articles of Incorporation be added to read as follows:

“ (A) With respect to matters occuring from and after July 1, 1979 the Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the Company, by reason of the fact that he is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had not reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, and that, with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

(B) With respect to matters occuring from and after July 1, 1979, the Company shall indemnify any person who was or is a party or is threatened to be made a party to

[ILLEGIBLE]	[ILLEGIBLE]

and threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including attorneys’ fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, but no indemnification shall be made in respect of any claim, issue or matter as to which such person has been adjudged to be liable for negligence or misconduct in the performance of his duty to the Company unless and only to the extent that the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

(C) To the extent that a director, officer, employee or agent of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in paragraphs (A) and (B) of this Article THIRTEENTH, or in defense of any claim, issue or matter therein, he shall be indemnified by the Company against expenses, including attorneys’ fees, actually and reasonably incurred by him in connection with such defense.

(D) Any indemnification under paragraphs (A) and (B) of this Article THIRTEENTH, unless ordered by a court, shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in paragraphs (A) and (B) of this Article THIRTEENTH. Such determination shall be made:

(1) By the Stockholders;

(2) By the board of directors by majority vote of a quorum consisting of directors who where not parties to such act, suit or proceeding;

(3) If such a quorum of disinterested directors so orders, by independent legal counsel in a written opinion; or

(4) If such a quorum of disinterested directors cannot be obtained, by independent legal counsel in a written opinion.

(E) Expenses incurred in defending a civil or criminal action, suit or proceeding shall be paid by the Company in advance of the final disposition of such action, suit or proceeding as authorized by the board of directors in the specific case upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay such amount unless it is ultimately determined that he is entitled to be indemnified by the Company as authorized in this Article THIRTEENTH.

(F) The indemnification provided by this section:

(1) Does not exclude any other rights to which a person seeking indemnification may be entitled under any By-Law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office; and

(2) Shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

(G) The company may purchase and maintain insurance on behalf on any person who is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Company would have the power to indemnify him against such liability under the provisions of this section.”

VII

That Article FOURTEENTH of the said Articles of Incorporation be added to read as follows:

“The Company shall not consolidate or merge with any other corporation or other business entity or permit any other corporation or other business entity to consolidate or merge with it, or sell all or substantially all of its assets, or make a partial or complete liquidation without the approval by the vote or written consent of the holders of not less than Sixty-Six and Two-Thirds percent (66-2/3%) (or more if required by law) of the outstanding common stock of the Company.”

VIII

That Article FIFTEENTH of the said Articles of Incorporation be added to read as follows:

“That any borrowings made by this Company aggregating in excess of Fifty Thousand Dollars ($ 50,000) during any fiscal year of the Company shall require the approval of not less than Sixty-Six and Two-Thirds percent (66-2/3%) in amount of the entire issued and outstanding capital stock of the Company; provided, further, that the aforesaid Fifty Thousand Dollar ($ 50.000) limitation on

[ILLEGIBLE]

aggregate borrowings shall not be cumulative from year to year. Provided, however, that if a majority of the Board of Directors elect to exercise, on behalf of the Company, any right or privilege of the Company to redeem any shares of its capital stock, then, in the event of any such redemption or redemptions, the Company may, by the vote of a majority of its Board of Directors, boprow funds sufficient in amount to fund such a redemption or redemptions in excess of any limitations on borrowings provided in this Article FIFTEENTH.”

IX

That Article SIXTEENTH of the said Articles of Incorporation be added to read as follows:

“That any purchases of, or contracts to purchase, of capital assets (the term “capital assets” shall not include any gaming equipment or equipment related to the operation of a gaming casino) by this Company aggregating in excess of Fifty Thousand Dollars ($50,000) during any fiscal year of the Company shall require the approval of not less than Sixty-Six and Two-Thirds percent (66-2/3%) in amount of the entire issued and outstanding capital stock of the Company; provided, further, that the aforesaid Fifty Thousand Dollars ($50,000) limitation on aggregate purchases of capital assets shall not be cumulative from year to year.”

X

That Article SEVENTEENTH of the said Articles of Incorporation be added to read as follows:

“Increases in the compensation of officers and employees, who are also stockholders of the Company, (except to the extent that such increases are provided for in written Employment Agreements entered into on or before August 31, 1979 shall require the approval of not less than Sixty-Six and Two-Thirds percent (66-2/3%) in amount of the entire issued and outstanding capital stock of the Company; and provided, further, that until August 30th, 1982 such written Employment

[ILLEGIBLE]

Agreements shall not be modified without such Sixty-Six and Two-Thirds percent (66-2/3%) approval. Subject to any employment contract referred to above in this Article SEVENTEENTH (and any extension provided for in such contract(s)) the power to elect or appoint a chief executive officer shall be subject to the approval of the stockholders.”

XI

That Article EIGHTEENTH of the said Articles of Incorporation be added to read as follows:

“Commencing with the fiscal year of the Company ending June 30, 1980, the shares of the Company’s issued and outstanding One Dollar ($1.00) per share par value, voting common stock shall be entitled to receive, and the Company shall be bound to pay, out of any funds legally available therefor, mandatory annual dividends equal to the excess of (i) Net income after taxes, plus (ii) depreciation, plus (iii) deferred income tax expense; over principal due or long term debt for the next year; provided, however, that if the amount of the Company’s retained earnings at the beginning of that preceeding fiscal year was less than the dollar amount of the retained earnings as of June 30, (July 1,) 1979 (rounded to the nearest thousand dollars), the amount of mandatory dividends shall be reduced by the amount of such difference. Mandatory dividends may be passed or reduced by means of a unanimous vote of all directors then holding office. However, such unanimous action by the Board of Directors shall only affect the dividends for that particular year and shall not affect the mandatory dividend for subsequent years. The provisions of this Article EIGHTEENTH shall not restrict the power of the Board of Directors, by majority vote, to declare and pay dividends in excess of the mandatory dividends provided herein. Dividends, whether mandatory or discretionary, may be paid in installments as the majority of the Board of Directors may determine.”

XII

That Article NINETEENTH of the said Articles of Incorporation be added to read as follows:

“Any action causing retained earnings to be allocated in whole or in part to any capital account, any action establishing a reserve against retained earnings, or any other action which has the effect of changing retained earnings without also effectuating a net change in the difference between total assets and liabilities shall require the approval of not less than Sixty-Six and Two-Thirds percent (66-2/3%) in amount of the entire issued and outstanding capital stock of the Company.”

XIII

That the original Articles of Incorporation of RIVER BOAT CASINO, INC. were filed with the Secretary of State on the 21st day of March, 1968 and with the County Clerk of Clark County, Nevada on July 29, 1968.

XIV

That an Amendment to the Original Articles of Incorporation of RIVER BOAT CASINO, INC. were filed with the Secretary of State on the 22nd day of May, 1972 and with the County Clerk of Clark County, Nevada on the 1st day of June, 1972.

IN WITNESS WHEREOF, the undersigned President and Secretary have executed this Certificate of Amendment this 31st day of August 1979.

/s/ Claudine B Williams
Claudine B Williams, President

/s/ William W Morris
William W Morris, Secretary

[ILLEGIBLE]

STATE OF NEVADA	)
	)	ss.
COUNTY OF CLARK	)

On this 31st day of August, 1979, before me, a Notary Public in and for said County and State, personally appeared Claudine B. Williams and William W. Morris, known to me to be the President and Secretary of RIVER BOAT CASINO, INC. and known to me to be the persons described in and who executed the above and foregoin Certificate of Amendment to said Articles of Incorporation and who acknowledged to me that they executed the same freely and voluntarily and for the uses and purposes therein mentioned.

/s/ MARION V. HAEFNER
NOTARY PUBLIC in and for said County and State.

CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION OF RIVER BOAT CASINO, INC.	FILING FEE: $50.00 BY: HARRAH’S P. O. BOX 10 RENO, NEVADA 89504 ATTN: TINA J. WEBB

River Boat Casino, Inc., a corporation organized and existing under the laws of the State of Nevada, does hereby certify:

THAT on the 29th day of April, 1985, the sole shareholder of River Boat Casino, Inc. adopted the following resolutions:

RESOLVED FURTHER, that Article Third of the Articles of Incorporation be amended by striking out and deleting all of the language in such Article and inserting the following language:

Article Third. To conduct gaming in the State of Nevada in accordance with the laws of the State of Nevada and the United States of America.

RESOLVED FURTHER, that except as amended above, the remainder of Article Third shall remain unchanged.

RESOLVED FURTHER, that Article Fourth be amended by the addition of the following language as the second, third and fourth paragraphs of such Article:

The corporation shall not issue any stock or securities except in accordance with the provisions of the Nevada Gaming Control Act and the regulations thereunder. The issuance of any stock or securities in violation thereof shall be ineffective and such stock or securities shall be deemed not to be issued and outstanding until (1) the corporation shall cease to be subject to the jurisdiction of the Nevada Gaming Commission, or (2) the Nevada Gaming Commission shall, by affirmative action, validate such issuance or waive any defect in issuance.

No stock or securities issued by the corporation and no interest, claim or charge therein or thereto shall be transferred in any manner whatsoever except in accordance with the provisions of the Nevada Gaming Control Act and the regulations thereunder. Any transfer in violation thereof shall be ineffective until (1) the corporation shall cease to be subject to the jurisdiction of the Nevada Gaming Commission, or (2) the Nevada Gaming Commission shall, by affirmative action, validate said transfer or waive any defect in said transfer.

If the Commission at any time determines that a holder of stock of other securities of this corporation is unsuitable to hold such securities, then until such securities are owned by persons found by the Commission to be suitable to own them, (a) the corporation shall not be required or permitted to pay any dividend or interest with regard to the securities, (b) the holder of such securities shall not be entitled to vote on any matter as the holder of the securities, and such securities shall not for any purposes be included in the securities of the corporation entitled to vote, and (c) the corporation shall not pay any remuneration in any form to the holder of the securities.

RESOLVED FURTHER, that except as amended above, the remainder of Article Fourth shall be unchanged.

IN WITNESS WHEREOF, River Boat Casino, Inc. has caused this Certificate to be executed in its name by its President and Secretary and has caused its corporate seal to be hereto affixed and attested by its Secretary this 30th day of April, 1985.

RIVER BOAT CASINO, INC.

(seal)	By:	/s/ Philip G. Satre
Philip G. Satre
President

	By:	/s/ Patricia Becker
Patricia Becker
Secretary
ATTEST:

/s/ Patricia Becker
Patricia Becker
Secretary

STATE OF NEVADA	)
	)	ss.
COUNTY OF WASHOE	)

On this 30th day of April, 1985, before me, the undersigned, a Notary Public in and for the County of Washoe, State of Nevada, duly commissioned and sworn, personally appeared Philip G. Satre, known to me to be the President of River Boat Casino, Inc., and Patricia Becker, known to me to be the Secretary of River Boat Casino, Inc. who executed the within instrument and known to me to be the persons who affixed their names thereto as such President and Secretary and who acknowledged to me that they executed the same freely and voluntarily and for the uses and purposes therein mentioned.

/s/ TINA J. WEBB
Notary Public

FILING FEE: 50.00
	BY:	HARRAH’S P.O. BOX 10 RENO, NEVADA 89504
CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION OF RIVER BOAT CASINO, INC.

River Boat Casino, Inc., a corporation organized and existing under the laws of the State of Nevada, does hereby certify:

THAT on the 13th day of December, 1985, the sole shareholder of River Boat Casino, Inc. adopted the following resolution:

RESOLVED, that the First Article of the Articles of Incorporation of River Boat Casino, Inc. is hereby amended to change the name of River Boat Casino, Inc. to Holiday Casino, Inc. and to read as amended:

FIRST:     That the name of said corporation is Holiday Casino, Inc.

IN WITNESS HEREOF, River Boat Casino, Inc. has caused this Certificate to be executed in its name by its President and Secretary and has caused its corporate seal to be hereto affixed and attested by its Secretary this 13th day of December, 1985.

RIVER BOAT CASINO, INC.

(seal)		By:	/s/ Philip G. Satre
Philip G. Satre, President

		By:	/s/ Thomas J. Carr, Jr.
Thomas J. Carr, Jr., Treasurer

ATTEST:

By:	/s/ Patricia Becker
Patricia Becker, Secretary

STATE OF NEVADA	)
) ss.
COUNTY OF WASHOE	)

On this 13th day of December, 1985, before me, the undersigned, a Notary Public in and for the County of Washoe, State of Nevada, duly commissioned and sworn, personally appeared PHILIP G. SATRE, known to me to be the President of River Boat Casino, Inc., and THOMAS J. CARR, JR., known to me to be the Treasurer of River Boat Casino, Inc., who executed the within instrument and known to me to be the persons who affixed their names thereto as such President and Secretary and who acknowledged to me that they executed the same freely and voluntarily and for the uses and purposes therein mentioned.

/s/ TINA J. WEBB
Notary Public

FILING FEE: 50.00
BY:	HARRAH’ S
P.O. BOX 10 RENO, NEVADA 89504

CERTIFICATE OF OWNERSHIP MERGING HOLIDAY CASINO, INC. INTO RIVER BOAT CASINO, INC.

River Boat Casino, Inc. certifies that:

1. It owns all the outstanding stock of Holiday Casino, Inc., duly incorporated on February 4, 1975, under the laws of the State of Nevada.

2. On the 13th day of December, 1985, the following resolutions were adopted by unanimous consent of the Board of Directors of River Boat, Casino, Inc.:

WHEREAS, River Boat Casino, Inc. owns all of the outstanding stock of Holiday Casino, Inc.; and

WHEREAS, it is deemed in the best interest of River Boat Casino, Inc. to effect a merger of Holiday Casino, Inc. into River Boat Casino, Inc. and assume all of Holiday Casino, Inc.’s obligations pursuant to Nevada Revised Statutes Section 78.486.

NOW, THEREFORE, IT IS RESOLVED, that Holiday Casino, Inc. be merged into River Boat Casino, Inc. and that the officers River Boat Casino, Inc. are hereby directed to do all acts and to execute, verify and file all documents necessary to effectuate the merger.

RESOLVED FURTHER, that River Boat Casino, Inc. hereby assumes all of the assets and liabilities of Holiday Casino, Inc.

3. On the 13th day of December, 1985, the following resolution was adopted by the sole shareholder of River Boat Casino, Inc.:

RESOLVED that the First Article of the Articles of Incorporation of River Boat Casino, Inc. is hereby amended to change the name of River Boat Casino, Inc. to Holiday Casino, Inc. and to read as amended:

FIRST:     That the name of said corporation is Holiday Casino, Inc.

Dated this 13th day of December, 1985.

RIVER BOAT CASINO, INC.

		By:	/s/ Philip G. Satre
Philip G. Satre, President

		By:	/s/ Patricia Becker
Patricia Becker, Secretary
ATTEST:

By:	/s/ Thomas J. Carr, Jr.
Thomas J. Carr, Jr.
Treasurer

STATE OF NEVADA	)
) ss.
COUNTY OF WASHOE	)

BE IT REMEMBERED, that on this 13th day of December, 1985, personally came before me, Tina J. Webb, a Notary Public in and for the county and state aforesaid, PHILIP G. SATRE, President and Chief Executive Officer of Harrah’s Club, a Nevada corporation, and PATRICIA BECKER, Vice President and General Counsel, Harrah’s West, and Secretary of Harrah’s Club, a Nevada corporation, known to me personally to be such, and they, as such officers of Harrah’s Club, duly executed said Certificate of Ownership before me and acknowledged said Certificate of Ownership to be the act, deed and agreement of said Harrah’s Club, that the facts stated in said Certificate of Ownership are true; that the signatures the said PHILIP G. SATRE and PATRICIA BECKER are in their respective handwriting and that the seal affixed to said Certificate of Ownership is the common corporate seal of Harrah’s Club.

IN WITNESS WHEREOF, I have hereunto set my hand and seal of office the day and year aforesaid.

/s/ TINA J. WEBB
Notary Public

FILING FEE- $75.00 TS HARRAH’S BOX 10 RENO, NV 89520 ATTN: WILLIAM THISTLE, ASSOC.
CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION HOLIDAY CASINO, INC.

We, the undersigned, Elizabeth Nozero, Vice President, and Patricia Becker, Secretary, of Holiday Casino, Inc., do hereby certify:

That the Board of Directors of said corporation at a meeting duly convened and held on the 27th day of February, 1992, adopted a resolution to amend the original articles as follows:

Article FIRST is hereby amended to read as follows:

The name of the corporation is HARRAH’S LAS VEGAS, INC.

The number of shares of the corporation outstanding and entitled to vote on an amendment to the Articles of Incorporation is 1; that the said change and amendment has been consented to and approved by a majority vote of the stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.

APPROVED FOR COMPLIANCE WITH NRS CHAPTER 463 ONLY Nevada Gaming Commission By
Vice President
/s/ Patricia Becker Secretary
Dated	3/9/92

State of Nevada	)
)ss.
County of Clark	)

On February 27, 1992, personally appeared before me, a Notary Public, Elizabeth Nozero, who acknowledged that she executed the above instrument.

/s/ LORRAINE A. ZETTLER
State of Nevada	)	Notary Public
)
County of Washoe	)

On February 27, 1992, personally appeared before me, a Notary Public, Patricia Becker, who acknowledged that she executed the above instrument.

/s/ DOLORES M. MICHAELS
Notary Public

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

	Filed in the office of /s/ Ross Miller	Document Number 20080040733-87
Certificate of Amendment (PURSUANT TO NRS 78.385 AND 78.390)	Ross Miller	Filing Date and Time
	Secretary of State	01/18/2008 4:10 PM
	State of Nevada	Entity Number
C528-1968

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Harrah’s Las Vegas, Inc.

2. The articles have been amended as follows (provide article numbers, if available):

Article Fifth shall be amended and restated in its entirety to read as follows:

“FIFTH: The business and affairs of the corporation shall be managed by or under the direction of the Board of Directors, which shall consist of not less than one director.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be

required by the provisions of the* articles of incorporation have voted in favor of the amendment is:	Majority

4. Effective date of filing (optional):
(must not be later than 90 days after the certificate is filed)

5. Officer Signature (Required):	X /s/ Michael D. Cohen
Michael D. Cohen, Secretary

*	if any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.	Nevada Secretary of State AM 78.385 Amend 2007
Revised on: 01/01/07

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

	Filed in the office of	Document Number
	/s/ Ross Miller	20100947881-40
Articles of Conversion (PURSUANT TO NRS 92A.205) Page 1	Ross Miller	Filing Date and Time
	Secretary of State	12/22/2010 12:20 PM
	State of Nevada	Entity Number
C528-1968

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Articles of Conversion

(Pursuant to NRS 92A.205)

1.	Name and jurisdiction of organization of constituent entity and resulting entity:

Harrah’s Las Vegas, Inc.
Name of constituent entity
Nevada	Corporation
Jurisdiction	Entity type *
and,
Harrah’s Las Vegas, LLC
Name of resulting entity
Nevada	Limited Liability Company
Jurisdiction	Entity type *

2.	A plan of conversion has been adopted by the constituent entity in compliance with the law of the jurisdiction governing the constituent entity.

3.	Location of plan of conversion: (check one)

☒	The entire plan of conversion is attached to these articles.

☐	The complete executed plan of conversion is on file at the registered office or principal place of business of the resulting entity.

☐	The complete executed plan of conversion for the resulting domestic limited partnership is on file at the records office required by NRS 88.330.

*	corporation, limited partnership, limited-liability limited partnership, limited-liability company or business trust.

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Conversion Page 1 Revised: 10-16-09

ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4520 (775) 684 5708 Website: www.nvsos.gov

Articles of Conversion (PURSUANT TO NRS 92A.205) Page 2

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4.	Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the resulting entity in the conversion):

Attn:	n/a

c/o:

5.	Effective date of conversion (optional) (not to exceed 90 days after the articles are filed pursuant to NRS 92A.240)*

12-31-2010

6.	Signatures - must be signed by:

1. If constituent entity is a Nevada entity: an officer of each Nevada corporation; all general partners of each Nevada limited partnership or limited-liability limited partnership; a manager of each Nevada limited-liability company with managers or one member if there are no managers; a trustee of each Nevada business trust; a managing partner of a Nevada limited-liability partnership (a.k.a. general partnership governed by NRS chapter 87).

2. If constituent entity is a foreign entity; must be signed by the constituent entity in the manner provided by the law governing it.

Harrah’s Las Vegas, Inc.

Name of constituent entity

X

	Secretary	12-13-2010
Signature	Title	Date

*	Pursuant to NRS 92A.205(4) if the conversion takes effect on a later date specified in the articles of conversion pursuant to NRS 92A.240, the constituent document filed with the Secretary of State pursuant to paragraph (b) subsection 1 must state the name and the jurisdiction of the constituent entity and that the existence of the resulting entity does not begin until the later date. This statement must be included within the resulting entity’s articles.

FILING FEE: $350.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Conversion Page 2 Revised: 10-16-09

PLAN OF CONVERSION OF HARRAH’S LAS VEGAS. INC.

Plan of Conversion adopted for Harrah’s Las Vegas, Inc., a business corporation organized under the laws of the State of Nevada on March 21, 1968:

1. The name and address of the constituent entity is Harrah’s Las Vegas, Inc., One Caesars Palace Drive, Las Vegas, Nevada 89109, and it is governed by the laws of the State of Nevada.

2. The name and address of the proposed resulting entity is Harrah’s Las Vegas, LLC, One Caesars Palace Drive, Las Vegas, Nevada 89109, and it will be governed by the laws of the State of Nevada.

3. Harrah’s Las Vegas, Inc. shall, pursuant to the provisions of the laws of the State of Nevada, be converted to a limited liability company, to wit, Harrah’s Las Vegas, LLC, which shall be the resulting entity and which shall continue to exist as said resulting entity under the name “Harrah’s Las Vegas, LLC” pursuant to the provisions of the Nevada Revised Statutes. The separate existence of Harrah’s Las Vegas, Inc., which is sometimes referred to as the “constituent entity”, shall cease upon the effective date of the conversion pursuant to the provisions of the Nevada Revised Statutes.

4. The Articles of Organization of the resulting entity when the conversion becomes effective shall be the Articles of Organization of said resulting entity and said Articles of Organization shall continue in full force and effect until amended and changed in the manner prescribed by the provisions of the Nevada Revised Statutes.

5. The Member of the resulting entity when the conversion becomes effective shall be the Member of the resulting entity.

6. At the effective time of the conversion and without any action on the part of the constituent entity or the resulting entity, each share of capital stock of the constituent entity shall be cancelled and retired and cease to exist and no consideration shall be delivered in exchange therefore.

7. The officers of the constituent entity are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file, and record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Plan of Conversion or of the conversion herein provided.

The effective time of the Plan of Conversion, and the time when the conversion therein agreed upon shall become effective, shall be December 31, 2010.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 4
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

	Filed in the office of	Document Number
Articles of Organization Limited-Liability Company (PURSUANT TO NRS CHAPTER 86)	/s/ Ross Miller Ross Miller Secretary of State State of Nevada	20100947882-51
Filing Date and Time
12/22/2010 12:20 PM
Entity Number
C528-1968

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Limited- Liability Company: (must contain approved limited-liability company wording; see instructions)	Harrah’s Las Vegas, LLC				Check box if a Series Limited- Liability Company ☐

2. Registered Agent for Service of Process: (check only one box)	☒ Commercial Registered Agent:	CSC Services of Nevada, Inc.
Name
	☐ Noncommercial Registered Agent (name and address below)	OR	☐ Office or Position with Entity (name and address below)

Name of Noncommercial Registered Agent OR Name of Title of Office or Other Position with Entity
	2215-B Renaissance Drive		Las Vegas	Nevada	89119
	Street Address		City		Zip Code
Nevada
	Mailing Address (if different from street address)		City		Zip Code

3. Dissolution Date: (optional)	Latest date upon which the company is to dissolve (if existence is not perpetual):				perpetual

4. Management: (required)	Company shall be managed by:	☐ Manager(s)	OR	☒ Member(s)
(check only one box)

5. Name and Address of each Manager or Managing Member: (attach additional page if more than 3)	1)				Caesars Entertainment Corporation
Name
	One Caesars Palace Drive		Las Vegas	NV	89109
	Street Address		City	State	Zip Code
2)
Name

	Street Address		City	State	Zip Code
3)
Name

	Street Address		City	State	Zip Code

6. Name, Address and Signature of Organizer: (attach additional page if more than 1 organizer)	Jill Eaton		X /s/ Jill Eaton
	Name		Organizer Signature
	One Caesars Palace Drive		Las Vegas	NV	89109
	Address		City	State	Zip Code
7. Certificate of Acceptance of Appointment of Registered Agent:	I hereby accept appointment as Registered Agent for the above named Entity. CSC Services of Nevada, Inc.
	X By:			12/21/10
	Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity			Date

This form must be accompanied by appropriate fees.	Nevada Secretary of State NRS 86 DLLC Articles
Revised: 4-14-09

ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4520 (775) 684 5708 Website: www.nvsos.gov

	Filed in the office of /s/ Ross Miller Ross Miller Secretary of State State of Nevada	Document Number 20120102153-77
Amendment to Articles of Organization (PURSUANT TO NRS 86.221)		Filing Date and Time 02/13/2012 11:35 AM
Entity Number C528-1968

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Organization

For a Nevada Limited-Liability Company

(Pursuant to NRS 86.221)

1. Name of limited-liability company:
Harrah’s Las Vegas, LLC

2. The company is managed by: ☐ Managers OR ☒ Members (check only one box)

3. The articles have been amended as follows: (provide article numbers, if available)*

To add Article 8 to the Articles of Organization as follows:

“8. Compliance with Gaming Laws.

(a) The purpose and general nature of the business to be conducted by the Company is to own, operate, manage and conduct gaming in a hotel/casino in the State of Nevada. Subject to the Company’s operating agreement, the Company may also engage in any other lawful act or activity for which limited liability companies may be formed under the laws of the State of Nevada.

(CONTINUED ON ATTACHMENT)

4. Signature (must be signed by at least one manager or by a managing member):

X
Signature

* 1)	If amending company name, it must contain the words “Limited-Liability Company,” “Limited Company,” or “Limited,” or the abbreviations “Ltd.,” “L.L.C.,” or “L.C.,” “LLC” or “LC.” The word “Company” may be abbreviated as “Co.”
2)	If adding managers, provide names and addresses.

FILING FEE: $175.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.	Nevada Secretary of State 86.221 DLLC Amendment Revised: 10-16-09

SEE ATTACHMENT

ATTACHMENT TO

AMENDMENT TO ARTICLES OF ORGANIZATION

OF

HARRAH’S LAS VEGAS, LLC

(Continued from previous page.)

(b) The purported sale, assignment, transfer, pledge, grant or exercise of an option to purchase or other disposition of any interest in the Company is ineffective unless and until approved by the Nevada Gaming Commission (the “Commission”). If at any time the Commission finds that a member is unsuitable to hold an interest in the Company, the Commission shall immediately notify the Company of that fact and the Company shall, within ten (10) days from the date that it receives the notice from the Commission, return to the unsuitable member the amount of his or her capital account as reflected on the books of the Company or such member shall dispose of such interest as provided by the gaming laws and regulations of the State of Nevada. Beginning on the date when the Commission serves notice of a determination of unsuitability, pursuant to applicable law, it is unlawful for the unsuitable member: (i) to receive any dividend or interest or any payment or distribution of any kind, including any share of the distribution of profits or cash or any other property of, or payments upon dissolution of, the Company, other than a return of capital; (ii) to exercise directly or through a proxy, trustee or nominee, any voting right conferred by such interest; (iii) to participate in the management of the business and affairs of the Company; or (iv) to receive any remuneration in any form from the Company or from any company holding a gaming license, for services rendered or otherwise. Any member that is found unsuitable by the Commission shall return all evidence of any ownership in the Company to the Company, and the unsuitable member shall no longer have any direct or indirect interest in the Company.

(c) Notwithstanding anything to the contrary expressed or implied in these Articles of Organization, as amended, to the extent permitted by applicable gaming laws and the Nevada gaming authorities, if a member has been found by the Commission to be unsuitable, the Company shall have the right to redeem such member’s interest in the Company, or the unsuitable member shall dispose of its member’s interest in the Company, on the terms, if any, provided in the Company’s operating agreement.”

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520	Filed in the office of	Document Number
(775) 684-5708	/s/ Ross Miller	20130666421-81
Website: www.nvsos.gov		Filing Date and Time
	Ross Miller	10/11/2013 8:20 AM
	Secretary of State	Entity Number
Articles of Merger	State of Nevada	C528-1968
(PURSUANT TO NRS 92A.200)
Page 1

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Articles of Merger
(Pursuant to NRS Chapter 92A)

1)	Name and jurisdiction of organization of each constituent entity (NRS 92A.200):

☐	If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity from article one.

Harrah’s Las Vegas Mezz 9, LLC
Name of merging entity
Delaware	limited liability company
Jurisdiction	Entity type *

Name of merging entity

Jurisdiction	Entity type *

Name of merging entity

Jurisdiction	Entity type *

Name of merging entity

Jurisdiction	Entity type *
and,
Harrah’s Las Vegas, LLC
Name of surviving entity
Nevada	limited liability company
Jurisdiction	Entity type *

*	Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

Filing Fee: $350.00

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Merger Page 1 Revised: 8-31-11

ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4520 (775) 684-5708 Website: www.nvsos.gov

Articles of Merger (PURSUANT TO NRS 92A.200) Page 2

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2)	Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.190):

Attn:

c/o:

3)	Choose one:

☒ The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).

☐ The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180).

4)	Owner’s approval (NRS 92A.200) (options a, b or c must be used, as applicable, for each entity):

☐	If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity from the appropriate section of article four.

(a) Owner’s approval was not required from

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable
and, or;

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Merger Page 2 Revised: 8-31-11

ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4520 (775) 684-5708 Website: www.nvsos.gov

Articles of Merger (PURSUANT TO NRS 92A.200) Page 3

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(b)	The plan was approved by the required consent of the owners of *:
Harrah’s Las Vegas Mezz 9, LLC
Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;
Harrah’s Las Vegas, LLC
Name of surviving entity, if applicable

*	Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Merger Page 3 Revised: 8-31-11

ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4520 (775) 684-5708 Website: www.nvsos.gov

Articles of Merger (PURSUANT TO NRS 92A.200) Page 4

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(c)	Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Merger Page 4 Revised: 8-31-11

ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4520 (775) 684-5708 Website: www.nvsos.gov

Articles of Merger (PURSUANT TO NRS 92A.200) Page 5

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5)	Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:

None.

6)	Location of Plan of Merger (check a or b):

☐ (a) The entire plan of merger is attached;

or,

☒ (b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7)	Effective date and time of filing: (optional) (must not be later than 90 days after the certificate is filed)

Date:	October 11, 2013	Time:	4:09 PM EST

*	Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them “Restated” or “Amended and Restated,” accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Merger Page 5 Revised: 8-31-11

ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4520 (775) 684-5708 Website: www.nvsos.gov

Articles of Merger (PURSUANT TO NRS 92A.200) Page 6

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

8)	Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited-liability limited partnership; A manager of each Nevada limited-liability company with managers or one member if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)*

☐ If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity from article eight.
Harrah’s Las Vegas Mezz 9, LLC
Name of merging entity
X

		Secretary	10/11/13
	Signature	Title	Date

Name of merging entity
X
	Signature	Title	Date

Name of merging entity
X
	Signature	Title	Date

Name of merging entity
X
	Signature	Title	Date
and,
Harrah’s Las Vegas, LLC
Name of surviving entity
X

		Secretary	10/11/13
	Signature	Title	Date

*	The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Merger Page 6 Revised: 8-31-11

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520	Filed in the office of	Document Number
(775) 684-5708	/s/ Ross Miller	20130666425-25
Website: www.nvsos.gov	Ross Miller	Filing Date and Time
	Secretary of State	10/11/2013 8:20 AM
Articles of Merger	State of Nevada	Entity Number C528-1968
(PURSUANT TO NRS 92A.200)
Page 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Articles of Merger

(Pursuant to NRS Chapter 92A)

1)	Name and jurisdiction of organization of each constituent entity (NRS 92A.200):

☐	If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity from article one.

Harrah’s Las Vegas Propco, LLC
Name of merging entity
Delaware	limited liability company
Jurisdiction	Entity type *

Name of merging entity

Jurisdiction	Entity type *

Name of merging entity

Jurisdiction	Entity type *

Name of merging entity

Jurisdiction	Entity type *
and,
Harrah’s Las Vegas, LLC
Name of surviving entity
Nevada	limited liability company
Jurisdiction	Entity type *

*	Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

Filing Fee: $350.00

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Merger Page 1 Revised: 8-31-11

ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4520 (775) 684-5708 Website: www.nvsos.gov

Articles of Merger (PURSUANT TO NRS 92A.200) Page 2

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

2)	Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.190):

Attn:

c/o:

3)	Choose one:

	☒	The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).

	☐	The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180).

4)	Owner’s approval (NRS 92A.200) (options a, b or c must be used, as applicable, for each entity):

	☐	If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity from the appropriate section of article four.

(a)	Owner’s approval was not required from

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Merger Page 2 Revised: 8-31-11

ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4520 (775) 684-5708 Website: www.nvsos.gov

Articles of Merger (PURSUANT TO NRS 92A.200) Page 3

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

(b)	The plan was approved by the required consent of the owners of *:

Harrah’s Las Vegas Propco, LLC

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Harrah’s Las Vegas, LLC

Name of surviving entity, if applicable

*	Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Merger Page 3 Revised: 8-31-11

ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4520 (775) 684-5708 Website: www.nvsos.gov

Articles of Merger (PURSUANT TO NRS 92A.200) Page 4

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

(c)	Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Merger Page 4 Revised: 8-31-11

ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4520 (775) 684-5708 Website: www.nvsos.gov

Articles of Merger (PURSUANT TO NRS 92A.200) Page 5

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

5)	Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:

None.

6)	Location of Plan of Merger (check a or b):

☐ (a) The entire plan of merger is attached;

or,

☒ (b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7)	Effective date and time of filing: (optional) (must not be later than 90 days after the certificate is filed)

Date:	October 11, 2013	Time:	4:10 PM EST

*	Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them “Restated” or “Amended and Restated,” accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Merger Page 5 Revised: 8-31-11

ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4520 (775) 684-5708 Website: www.nvsos.gov

Articles of Merger (PURSUANT TO NRS 92A.200) Page 6

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

8)	Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited-liability limited partnership; A manager of each Nevada limited-liability company with managers or one member if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)*

☐ If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity from article eight.
Harrah’s Las Vegas Propco, LLC
Name of merging entity
X

		Secretary	10/11/13
	Signature	Title	Date

Name of merging entity
X
	Signature	Title	Date

Name of merging entity
X
	Signature	Title	Date

Name of merging entity
X
	Signature	Title	Date

and,
Harrah’s Las Vegas, LLC
Name of surviving entity

X

	Secretary	10/11/13
Signature	Title	Date

*	The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Merger Page 6 Revised: 8-31-11